SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): SEPTEMBER 3, 1997
                                                        -------------------


                      APPLIED SCIENCE AND TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-22646                      04-2962110
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                  35 CABOT ROAD, WOBURN, MASSACHUSETTS    01801
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 933-5560
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ITEM 5.  OTHER EVENTS.
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         On September 3, 1997,  the  Registrant  publicly  disseminated  a press release announcing that it intends to redeem all of its outstanding publicly traded redeemable warrants on October 7, 1997 at a redemption price of $0.10 per warrant. Any holders who wish to exercise their warrants must do so before October 6, 1997 at 5:00 p.m. eastern time. As a result of the anti-dilution provisions of the warrants, two warrants currently entitle the registered holder to acquire 1.015 shares of the Registrant's Common Stock, $0.01 par value per share, at an exercise price of $14.83. On August 27, 1997, the average closing sale price for the Registrant's Common Stock as reported by the Nasdaq National Market for twenty (20) consecutive trading days exceeded $19.35 per share. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.


 Exhibit
   No.                     Title
 -------                   -----

99.1        The Registrant's Press Release dated September 3, 1997.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APPLIED SCIENCE AND TECHNOLOGY,
                                             INC.

Date: September 8, 1997                     /s/ Richard S. Post
                                            --------------------
                                            Richard S. Post
                                            President








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                                  EXHIBIT INDEX


Exhibit                                                             Sequential
Number                Description                                   Page Number
------                -----------                                   -----------

99.1                  The Registrant's Press Release                    5
                      dated September 3, 1997








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